Exhibit 10.1

VICAL INCORPORATED

Common Stock

($0.01 par value per share)

AT-THE-MARKET EQUITY OFFERING SALES AGREEMENT

November 7, 2012

STIFEL, NICOLAUS & COMPANY, INCORPORATED

One South Street, 15th Floor

Baltimore, Maryland 21202

Ladies and Gentlemen:

Vical Incorporated, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time to or through Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”), as sales agent and/or principal (“Agent”), shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), having an aggregate offering price of up to $50,000,000 (the “Maximum Offering Size”) on the terms set forth in Section 2 of this At-the-Market Equity Offering Sales Agreement (the “Agreement”). The Company agrees that whenever it determines to sell Shares directly to the Agent as principal, it will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Annex I hereto, relating to such sale in accordance with Section 3 of this Agreement. The foregoing notwithstanding, the Company shall not issue or sell pursuant to this Agreement an aggregate amount of Common Stock that would cause the Company to exceed the amount of securities issuable pursuant to Instruction 1.B.6 of Form S-3 at any time the Company is subject to such limitation. For purposes of clarification, Stifel Nicolaus shall have no obligation with respect to the Company’s compliance with the foregoing sentence.

Section 1. Representations and Warranties. The Company represents and warrants to the Agent that as of the date of this Agreement, each Applicable Time (as defined in Section 1(c) below) and each Settlement Date (as defined in Section 2(g) below):

(a) Compliance with Registration Requirements. The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3 (File No. 333-181157), in respect of the Company’s Common Stock (including the Shares) (collectively, the “Securities”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, has become effective; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; the various parts of such registration statement, including all exhibits thereto and any prospectus supplement or prospectus relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B under the 1933 Act to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the prospectus supplement specifically relating to the Shares prepared and filed with the Commission pursuant to Rule 424(b) under the 1933 Act is hereinafter called the “Prospectus Supplement”; the Basic Prospectus, as amended and supplemented by the Prospectus Supplement, is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act; any reference to any amendment or supplement to the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement or prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the 1933 Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated therein, in each case after the date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the 1933 Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”).

No order preventing or suspending the use of the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and the Basic Prospectus and the Prospectus Supplement, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (the “1933 Act Regulations”) and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

For the purposes of this Agreement, the “Applicable Time” means, with respect to any Shares, the time of delivery of instructions to sell Shares pursuant to Section 2(b) hereof or of delivery of a Terms Agreement, as applicable, for the sale of such Shares pursuant to this Agreement. The Prospectus and the applicable Issuer Free Writing Prospectus(es) issued at or prior to such Applicable Time, taken together (collectively, and, with respect to any Shares, together with the public offering price of such Shares, the “General Disclosure Package”) as of each Applicable Time and each Settlement Date, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each applicable Issuer Free Writing Prospectus will not conflict with the information contained in the Registration Statement, the Prospectus Supplement or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the General Disclosure Package as of such Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Incorporation of Documents by Reference. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act, and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the time the Prospectus was issued and (c) on the date of this Agreement, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Independent Registered Public Accounting Firm. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and incorporated by reference in the General Disclosure Package and the Prospectus (each, an “Applicable Prospectus” and collectively, the “Applicable Prospectuses”), are (i) independent public or certified public accountants as required by the 1933 Act and the 1934 Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) an independent registered public accounting firm as defined by the Public Company Accounting Oversight Board (the “PCAOB”) whose registration has not been suspended or revoked and, to the Company’s knowledge, who has not requested such registration to be withdrawn.

(d) Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the General Disclosure Package and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in a Registration Statement or any Applicable Prospectus. The financial data set forth or incorporated by reference in each Applicable Prospectus fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in each Registration Statement and each Applicable Prospectus. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of a Registration Statement and included in any Applicable Prospectus.

(e) No Material Adverse Change in Business. Except as otherwise disclosed in the General Disclosure Package, subsequent to the respective dates as of which information is given in the General Disclosure Package: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(f) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in each Applicable Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement, except where the failure to be in good standing would not reasonably be expected to result in a Material Adverse Change. Each of the Company and each subsidiary is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in the State of California and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Change. All of the issued and outstanding capital stock or other equity or ownership interests of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the General Disclosure Package, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries, if any, listed in Exhibit 21 to the Company’s most recent Annual Report on Form 10 K, (ii) any subsidiaries described in the General Disclosure Package and (iii) such other entities omitted from Exhibit 21 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X.

(g) Capitalization and Other Capital Stock Matters. As of the dates indicated therein, the authorized, issued and outstanding capital stock of the Company was as set forth in each Applicable Prospectus. Since the most recent date such information was included in an Applicable Prospectus, there has been no material change in the authorized, issued and outstanding capital stock of the Company (other than for subsequent issuances, if any, pursuant to employee benefit plans described in such General Disclosure Package, upon the exercise of outstanding options or warrants or the settlement of restricted stock units described in such Applicable Prospectus, as a result of sales of Shares hereunder or as otherwise described in the General Disclosure Package). The shares of Common Stock (including the Shares) conform in all material respects to the description thereof contained in the General Disclosure Package. All of the issued and outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as may have been issued pursuant to the Company’s stock option and other stock plans or arrangements, in each case as described in the General Disclosure Package, there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the

Company or any of its subsidiaries other than those accurately described in each Applicable Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in each Applicable Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. All grants of options to acquire shares of Common Stock (each, a “Company Stock Option”) were validly issued and approved by the Board of Directors of the Company, a committee thereof or an individual with authority duly delegated by the Board of Directors of the Company or a committee thereof. Grants of Company Stock Options were (i) made in material compliance with all applicable laws and (ii) as a whole, made in material compliance with the terms of the plans under which such Company Stock Options were issued. There is no and has been no policy or practice of the Company to coordinate the grant of Company Stock Options with the release or other public announcement of material information regarding the Company or its results of operations or prospects. Except as described in the General Disclosure Package and the Prospectus, the Company has not sold or issued any Shares during the six-month period preceding the date of any Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the 1933 Act other than Shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(h) Authorization of Agreements. This Agreement has been, and any Terms Agreement will be, duly authorized, executed and delivered by, and this Agreement is, and any Terms Agreement will be, a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(i) Authorization of Shares. The Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement or any Terms Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares.

(j) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or bylaws, partnership agreement or operating agreement or similar organizational document, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company or any of its subsidiaries), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults described in the General Disclosure Package or as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement and any Terms Agreement, consummation of the transactions contemplated hereby and by any Terms Agreement and by each Applicable Prospectus and the issuance and sale of the Shares (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or bylaws, partnership agreement or operating agreement or similar organizational document of the Company or any subsidiary, as applicable, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such breaches, Defaults or results, or failure to obtain such consent, as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary, except for such violations as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement or any Terms Agreement and consummation of the transactions contemplated hereby and by any Terms Agreement and each Applicable Prospectus, except such as have been obtained or made or will be made by the Company under the 1933 Act, or that may be required under applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”).

(k) No Material Actions or Proceedings. Except as disclosed in the General Disclosure Package, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its subsidiaries, which (i) have as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (ii) relate to environmental or discrimination matters, where in any such case (A) to the Company’s knowledge, there is a substantial likelihood that such action, suit or proceeding will be determined adversely to the Company, such subsidiary or such officer or director, (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement or (C) any such action, suit or proceeding is or would be material in the context of the sale of Shares. Except as disclosed in the General Disclosure Package, no material labor dispute with the employees of the Company or any of its subsidiaries, or to the Company’s knowledge, with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s knowledge, is threatened or imminent.

(l) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(m) Intellectual Property Rights. Except as disclosed in the General Disclosure Package, the Company and its subsidiaries own, possess or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; except to the extent failure to own, possess or acquire such Intellectual Property Rights would not result in a Material Adverse Change. Except as disclosed in the General Disclosure Package, neither the Company nor any of its subsidiaries has received, or has any reason to believe that it will receive, any notice of infringement or conflict with asserted Intellectual Property Rights of others. Except as disclosed in the General Disclosure Package or as would not be reasonably likely to result, individually or in the aggregate, in a Material Adverse Change, (A) to the Company’s knowledge, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (B) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company and its subsidiaries in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this subsection (m) result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and its subsidiaries and, to the Company’s knowledge, the Intellectual Property Rights licensed to the Company and its subsidiaries have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and except as otherwise disclosed in the General Disclosure Package, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this subsection (m) result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe, misappropriate or otherwise violate any Intellectual Property Rights or other proprietary rights of others, the Company and its subsidiaries have not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would reasonably be expected, individually or in the aggregate, together with any other claims in this subsection (m) to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company or a subsidiary of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or a subsidiary of the Company, or actions undertaken by the employee while employed with the Company or a subsidiary of the Company and would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company and its subsidiaries for which they have not sought, and do not intend to seek, to patent or otherwise protect pursuant to applicable intellectual property laws has been kept confidential or disclosed only under obligations of confidentiality. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in any Applicable Prospectus and are not described therein. The General Disclosure Package contains in all material respects the same description of the matters set forth in the preceding sentence contained in any Applicable Prospectus. None of the technology employed by the Company or any of its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries or, to the Company’s knowledge, any of its or its subsidiaries’ officers, directors or employees or otherwise in violation of the rights of any persons, except in each case for such violations that would not reasonably be expected to result in a Material Adverse Change.

(n) No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, nor will the Company take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the shares of Common Stock or any other “reference security” (as defined in Rule 100 of Regulation M under the 1934 Act (“Regulation M”)) whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(o) All Necessary Permits. Except as disclosed in the General Disclosure Package, the Company and each subsidiary possess such valid and current certificates, authorizations, approvals, exemptions and/or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received, or has any reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

(p) Title to Property. The Company and each of its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(d) above (or elsewhere in any Applicable Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. To the Company’s knowledge, the real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(q) Company Not an “Investment Company”. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds therefrom as described under “Use of Proceeds” in each Applicable Prospectus, will not be required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended, and will not be an entity “controlled” by an “investment company” within the meaning of such Act.

(r) Compliance with Environmental Laws. Except as described in each Applicable Prospectus and except as would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Change, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) there are no events or circumstances of which the Company is aware that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(s) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under a Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(t) Company’s Accounting System. The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the General Disclosure Package, the Company is not aware of any material weakness in the Company’s internal control over financial reporting (whether or not remediated) and since the most recent fiscal year-end, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(u) S-3 Eligibility. At the time the Registration Statement was originally declared effective and at the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”) was filed with the Commission, the Company met the then applicable requirements for use of Form S-3 under the 1933 Act. The Company is eligible to offer and sell securities under the Registration Statement (including the offer and sale of the Shares). At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) of the Shares, the Company was not an “ineligible issuer” as defined in Rule 405 under the 1933 Act.

(v) Brokers. Except as contemplated by this Agreement or any Terms Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement or any Terms Agreement.

(w) [Reserved].

(x) Deemed Representation. Any certificate signed by any officer of the Company delivered to the Agent or to counsel for the Agent pursuant to or in connection with this Agreement or any Terms Agreement shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby as of the date or dates indicated in such certificate.

(y) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(z) Tax Law Compliance. The Company and its consolidated subsidiaries have timely filed all federal, state and foreign income and franchise tax returns required to be filed or have obtained extensions thereof and have timely paid all taxes (including, without limitation, any estimated taxes) required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(d) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(aa) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction and acts of vandalism and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. During the past three years, the Company has not been denied any insurance coverage material to the Company which it has sought or for which it has applied.

(bb) Statistical and Market-Related Data. The statistical, demographic and market-related data included in each Registration Statement and each Applicable Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(cc) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in each Registration Statement and each Applicable Prospectus.

(dd) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) the Company’s principal executive officer and principal financial officer concluded to be effective at the reasonable assurance level. Based on the most recent evaluation of its disclosure controls and procedures, except as disclosed in the General Disclosure Package, the Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ee) Stock Exchange Listing. The shares of Common Stock are registered pursuant to Section 12(b) of the 1934 Act and are listed on the Nasdaq Global Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the shares of Common Stock under the 1934 Act or delisting the shares from the Nasdaq Global Market, nor has the Company received any notification that the Commission or the Nasdaq Global Market is contemplating terminating such registration or listing.

(ff) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in each Applicable Prospectus which have not been described as required. The General Disclosure Package contains in all material respects the same description of the matters set forth in the preceding sentence contained in each Applicable Prospectus.

(gg) FINRA Matters. All of the information provided to the Agent or to counsel for the Agent by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rule 5110 or the National Association of Securities Dealers Inc. (the “NASD”) Conduct Rule 2710 or 2720 is true, complete and correct. Neither the Company nor, to the knowledge of the Company, any of its affiliates (within the meaning of the NASD Conduct Rule 2720(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I Section 1(ee) of the By-laws of FINRA) of, any member of FINRA. To the Company’s knowledge, there are no affiliations with FINRA among the Company’s officers or directors.

(hh) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. Except as described in the General Disclosure Package, no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. Except as described in the General Disclosure Package, no “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Except as described in the General Disclosure Package, neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, except as described in the General Disclosure Package, nothing has occurred, whether by action or failure to act, which would reasonably be expected to result in the loss of such qualification.

(ii) No Outstanding Loans or Other Extensions of Credit. Except as described in the General Disclosure Package, since the adoption of Section 13(k) of the 1934 Act, neither the Company nor any of its subsidiaries has extended or maintained credit, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company and/or such subsidiary except for such extensions of credit as are expressly permitted by Section 13(k) of the 1934 Act.

(jj) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change. Except as described in the General Disclosure Package, the Company has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration or any other governmental authority alleging or asserting noncompliance with any laws applicable to the Company.

(kk) Clinical Trials. The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company and its subsidiaries were and, if still pending, are being conducted in compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all applicable laws and authorizations, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder, except where the failure to be in compliance has not resulted and would not reasonably be expected to result in a Material Adverse Change; the descriptions of the results of such studies, tests and trials contained in any Applicable Prospectus are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in any Applicable Prospectus, the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in any Applicable Prospectus when viewed in the context in which such results are described and the clinical state of development; and the Company and its subsidiaries have not received any notices or correspondence from any applicable governmental authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or its subsidiaries.

(ll) Dividend Restrictions. No subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(mm) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the Company’s knowledge, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(nn) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(oo) OFAC. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(pp) FINRA Filing Exemption. To enable the Agent to rely on FINRA Rule 5110(b)(7)(C)(i), (i) the Company was subject to the requirements of Section 12 or 15(d) of the 1934 Act and filed all the material required to be filed pursuant to Sections 13, 14 or 15(d) for a period of at least thirty-six calendar months immediately preceding the date of this Agreement; (ii) the Company filed in a timely manner all reports required to be filed pursuant to Section 13, 14 or 15(d) of the 1934 Act during the twelve calendar months and any portion of a month immediately preceding the date of this Agreement; (iii) the last reported sale price of the Company’s common stock on the Nasdaq Global Market on November 6, 2012 was $3.44; (iv) as of such date, there were greater than 50,000,000 shares of the Company’s common stock outstanding and held by non-affiliates of the Company; and (v) the Company has annual trading volume of 3 million shares or more.

(qq) Offering Materials Furnished to Agent. If so requested by the Agent, the Company will deliver to the Agent two complete copies of the Registration Statement, each amendment thereto and any Rule 462(b) Registration Statement and of each consent and certificate of experts filed as a part thereof.

(rr) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the completion of the Agent’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares pursuant to this Agreement other than the Basic Prospectus, the General Disclosure Package, the Prospectus, any free writing prospectus reviewed and consented to by the Agent, or the Registration Statement.

Section 2. Sale and Delivery of Shares.

(a) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell through the Agent acting as sales agent or directly to the Agent acting as principal from time to time, and the Agent agrees to use its commercially reasonable efforts to sell as sales agent for the Company, the Shares, up to the amounts that may be specified in any Terms Agreement or as otherwise specified by the Company pursuant to Section 2(b). Sales of the Shares, if any, through the Agent acting as sales agent or directly to the Agent acting as principal will be made by means of ordinary brokers’ transactions on the Nasdaq Global Market, in privately negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Anything to the contrary notwithstanding in this Agreement, without the Company’s prior written consent (which may include explicit authorization in a Terms Agreement), the Agent may not place Shares (a) by any method other than those deemed to be an “at the market” offering as defined in Rule 415 of the 1933 Act, including without limitation sales made through the Nasdaq Global Market, on any other existing trading market for the Common Stock or to or through a market maker, (b) in privately negotiated transactions, or (c) for its own account as principal. The Agent shall effect any sales of Shares in accordance with applicable state and federal laws, rules and regulations and the rules of the Nasdaq Stock Market and otherwise in accordance with the terms of the applicable Terms Agreement. Nothing contained herein restricts, nor may be deemed to restrict, the Company from undertaking another offering of its securities pursuant to a separate registration under the 1933 Act (or an exemption from such registration), or another offering under the Registration Statement, provided the Company complies with Section 3(p).

(b) Subject to the applicable Terms Agreement or instructions to sell shares delivered pursuant to this Section 2(b), the Shares to be sold pursuant to this Agreement are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on that trading day (other than a day on which the Nasdaq Global Market is scheduled to close prior to its regular weekday closing time, each, a “Trading Day”) that the Company has satisfied its obligations under Section 6 of this Agreement and that the Company has instructed the Agent to make such sales; provided that, so long as the Company’s Common Stock is not an “actively-traded security” within the meaning of Rule 101(c)(1) of Regulation M, in connection with the Agent’s initiation of research reports about the Company, the Agent may, in its reasonable discretion, by notice to the Company, delay the start of sales activity under this Agreement or any Terms Agreement by up to two Trading Days as is reasonably necessary to ensure compliance with Regulation M and any other applicable legal or regulatory requirements. On any Trading Day, the Company may instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent) as to the maximum number of Shares to be sold by the Agent on such day (in any event not in excess of the number available for issuance under the Prospectus and the currently effective Registration Statement) and the minimum price per Share at which such Shares may be sold. Subject to the terms and conditions hereof, the Agent shall use its commercially reasonable efforts to sell as sales agent all of the Shares so designated by the Company and in the manner and on the terms designated by the Company. The Company and the Agent each acknowledge and agree that (A) there can be no assurance that the Agent will be successful in selling the Shares, (B) the Agent will incur no liability or obligation to the Company or any other person or entity if they do not sell Shares for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required by this Agreement, and (C) the Agent shall be under no obligation to purchase Shares on a principal basis except as otherwise specifically agreed by each of the Agent and the Company pursuant to a Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

(c) Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Agent as sales agent shall not be obligated to use its commercially reasonable efforts to sell, any Shares (i) at a price lower than the minimum price therefor authorized from time to time, or (ii) in a number in excess of the number of Shares authorized from time to time to be issued and sold under this Agreement, in each case, by the

Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing. In addition, the Company may, upon notice to the Agent, suspend the offering of the Shares or the Agent may, upon notice to the Company, suspend the offering of the Shares with respect to which the Agent is acting as sales agent for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice. Any notice given pursuant to the preceding sentence may be given by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged).

(d) The gross sales price of any Shares sold pursuant to this Agreement by the Agent acting as sales agent of the Company shall be the market price prevailing at the time of sale for shares of the Company’s Common Stock sold by the Agent on the Nasdaq Global Market or other existing trading market for the Common Stock, or, if agreed to by the Company, at prices relating to prevailing market prices or at negotiated prices. The compensation payable to the Agent for sales of Shares with respect to which the Agent acts as sales agent shall be equal to 2.5% of the gross sales price of the Shares for amounts of Shares sold pursuant to this Agreement. The Company may also sell Shares to the Agent, acting as principal, at a price agreed upon with the Agent at the relevant Applicable Time and pursuant to a separate Terms Agreement. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be required.

(e) If acting as a sales agent hereunder, the Agent shall provide written confirmation to the Company promptly following the close of trading on the Nasdaq Global Market, each day in which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the aggregate gross sales proceeds of the Shares, the Net Proceeds to the Company and the compensation payable by the Company to the Agent with respect to such sales.

(f) Under no circumstances shall the aggregate offering price or number, as the case may be, of Shares sold pursuant to this Agreement and any Terms Agreement exceed the aggregate offering price or number, as the case may be, of shares of Common Stock (i) set forth in the preamble paragraph of this Agreement, (ii) available for issuance under the Prospectus and the then currently effective Registration Statement or (iii) authorized from time to time to be issued and sold under this Agreement or any Terms Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing. In addition, under no circumstances shall any Shares with respect to which the Agent acts as sales agent be sold in an amount exceeding the number of shares of authorized and unissued shares of Common Stock immediately prior to such sale.

(g) Settlement for sales of Shares pursuant to this Section 2 will occur on the third business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by book-entry delivery of Shares to the Agent’s account at The Depository Trust Company against payments by the Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Shares on any Settlement Date, the Company shall, in addition to any indemnification obligation pursuant to Section 7, pay the Agent any commission to which it would otherwise be entitled absent such default.

(h) Notwithstanding any other provision of this Agreement, the Company and the Agent agree that no sales of Shares shall take place, and the Company shall not request the sale of any Shares that would be sold, and the Agent shall not be obligated to sell, during any period in which the Company is, or would reasonably be deemed to be, in possession of material non-public information.

(i) Any obligation of the Agent to use its commercially reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 6 of this Agreement.

Section 3. Covenants. The Company agrees with the Agent:

(a) During any period when the delivery of a prospectus is required in connection with the offering or sale of Shares (whether physically or through compliance with Rule 153 or 172, or in lieu thereof, a notice referred to in Rule 173(a) under the 1933 Act), (i) to make no further amendment or any supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating to an offering of the Company’s securities which is unrelated to the offering of the Shares hereunder) prior to any Settlement Date which shall be disapproved by the Agent promptly after reasonable notice thereof and to advise the Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus (other than an amendment or supplement relating to an offering of the Company’s securities which is unrelated to the offering of the Shares hereunder) has been filed and to furnish the Agent with copies thereof, (ii) to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the 1933 Act, (iii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act, (iv) to advise the Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information, and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Prospectus in respect of the Shares or suspending any such qualification, to promptly use its commercially reasonable efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such reasonable steps as may be necessary to permit offers and sales of the Shares by the Agent, which may include, without limitation, amending the Registration Statement or filing a new registration statement, at the Company’s expense (references herein to the Registration Statement shall include any such amendment or new registration statement).

(b) Promptly from time to time to take such action as the Agent may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the sale of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and to promptly advise the Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(c) During any period when the delivery of a prospectus is required (whether physically or through compliance with Rules 153 or 172, or in lieu thereof, a notice referred to in Rule 173(a) under the 1933 Act) in connection with the offering or sale of Shares, the Company will make available to the Agent, as soon as practicable after the execution of this Agreement, and thereafter from time to time furnish to the Agent, copies of the most recent Prospectus in such quantities and at such locations as the Agent may reasonably request for the purposes contemplated by the 1933 Act. During any period when the delivery of a prospectus is required (whether physically or through compliance with Rules 153 or 172, or in lieu thereof, a notice referred to in Rule 173(a) under the 1933 Act) in connection with the offering or sale of Shares, and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act or the 1934 Act, to notify the Agent and to file such document and to prepare and furnish without charge to the Agent as many written and electronic copies as the Agent may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(d) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(e) To pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the 1933 Act and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act.

(f) To use the Net Proceeds received by it from the sale of the Shares pursuant to this Agreement and any Terms Agreement in the manner specified in the General Disclosure Package.

(g) In connection with the offering and sale of the Shares, the Company will file with the Nasdaq Global Market all documents and notices, and make all certifications, required by the Nasdaq Global Market of companies that have securities that are listed on the Nasdaq Global Market and will maintain such listings.

(h) To not take, directly or indirectly, and to cause its affiliates to refrain from taking, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

(i) In each Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Company in respect of any quarter in which sales of Shares were made by or through the Agent under this Agreement or any Terms Agreement (each date on which any such document is filed, and any date on which an amendment to any such document is filed, a “Company Periodic Report Date”), the Company shall set forth with regard to such quarter the number of Shares sold through the Agent under this Agreement or any Terms Agreement and the Net Proceeds received by the Company with respect to sales of Shares pursuant to this Agreement or any Terms Agreement.

(j) On or prior to the date of this Agreement, on or prior to the date on which the Company first instructs the Agent to sell Shares pursuant to Section 2(b) hereof or the date of the first Terms Agreement, as applicable (the “First Sales Instruction Date”) and, after the First Sales Instruction Date, at each time the Shares are delivered to the Agent as principal on a Settlement Date and promptly after each (i) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Shares, (2) in connection with the filing of a prospectus supplement that contains solely the information set forth in Section 3(i), (3) in connection with the filing of any current reports on Form 8-K (other than any current reports on Form 8-K which contain financial statements, supporting schedules or other financial data of the type required to be filed by the Company pursuant to Regulation S-X of the 1933 Act, including any current report on Form 8-K under Item 2.02 of such form that is considered “filed” under the 1934 Act) or (4) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock)) (each such date, a “Registration Statement Amendment Date”) and (ii) Company Periodic Report Date, the Company will furnish or cause to be furnished forthwith to the Agent a certificate dated the date of delivery to the Agent, in a form reasonably satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 6(d) of this Agreement which were last furnished to the Agent are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the Disclosure Package and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(d), but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (i) or (ii) above, promptly shall be deemed to be any time on or prior to the next succeeding Applicable Time.

(k) On or prior to the date of this Agreement, on or prior to the First Sales Instruction Date and, after the First Sales Instruction Date, at each time the Shares are delivered to the Agent as principal on a Settlement Date and promptly after each (i) Registration Statement Amendment Date and (ii) Company Periodic Report Date, the Company will furnish or cause to be furnished to the Agent the written opinion of Cooley LLP (“Cooley”) or other counsel to the Company reasonably satisfactory to the Agent, in the form attached hereto as Exhibit 3(k)-1, and the written opinion of Sughrue Mion PLLC (“Sughrue”) or other counsel to the Company reasonably satisfactory to the Agent, in the form attached hereto as Exhibit 3(k)-3, in each case dated the date of delivery to the Agent, and in each case modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented, or to the document(s) incorporated by reference into the Prospectus, to the time of delivery of such opinion and/or letter. In addition, on or prior to the First Sales Instruction Date and, after the First Sales Instruction Date, at each time the Shares are delivered to the Agent as principal on a Settlement Date and promptly after each (i) Registration Statement Amendment Date and (ii) Company Periodic Report Date, the Company will furnish or cause to be furnished to the Agent the letter of Cooley, or other counsel to the Company reasonably satisfactory to the Agent, in the form attached hereto as Exhibit 3(k)-2 and the letter of Sughrue, or other counsel reasonably satisfactory to the Agent, in the form attached hereto as Exhibit 3(k)-3, in each case dated the date of delivery to the Agent, and in each case modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented, or to the document(s) incorporated by reference into the Prospectus, to the time of delivery of such letter or, in lieu of such letter, counsel last furnishing such letter to the Agent shall furnish the Agent with a letter substantially to the effect that the Agent may rely on such last letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (i) or (ii) above, promptly shall be deemed to be any time on or prior to the next succeeding Applicable Time.

(l) On or before the First Sales Instruction Date and, after the First Sales Instruction Date, at each time the Shares are delivered to the Agent as principal on a Settlement Date and promptly after each (i) Registration Statement Amendment Date and (ii) Company Periodic Report Date, the Company will cause Ernst & Young LLP, or other independent registered public accounting firm reasonably satisfactory to the Agent, to furnish to the Agent a letter, dated the date of delivery to the Agent, as the case may be, in form and substance reasonably satisfactory to the Agent and its counsel, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, but modified as necessary to relate to the Registration Statement, the Disclosure Package and the Prospectus, as amended and supplemented, or to the document(s) incorporated by reference into the Prospectus, to the date of such letter. As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (i) or (ii) above, promptly shall be deemed to be any time on or prior to the next succeeding Applicable Time.

(m) The Company consents to Stifel Nicolaus trading in the Company’s Common Stock for Stifel Nicolaus’ own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement or any Terms Agreement, provided that at all times the Agent is in compliance with Regulation M under the 1934 Act with respect to the Common Stock and provided further that in no event shall the Agent trade the Common Stock for its or its affiliates’ proprietary accounts.

(n) [Reserved].

(o) The Company will cooperate timely with any reasonable due diligence review conducted by the Agent or its counsel from time to time in connection with the transactions contemplated hereby or in any Terms Agreement, including, without limitation, and upon reasonable notice providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices, as the Agent may reasonably request.

(p) During the time instructions to sell shares delivered pursuant to Section 2(b) hereof or any Terms Agreement is in effect, the Company will not, without giving the Agent at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale (1) offer, pledge, publicly announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for or repayable with Common Stock, or file any registration statement under the 1933 Act with respect to any of the foregoing (other than a shelf registration statement under Rule 415 under the 1933 Act, a registration statement on Form S-8 or post-effective amendment to the Registration Statement) or (2) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (x) any securities issuable upon the exercise or conversion of warrants, options, convertible securities or other rights either in existence prior to the date of this Agreement or issued thereafter in compliance with this Section 3(p), (y) the Shares to be offered and sold through the Agent pursuant to this Agreement or any Terms Agreement and (z) equity incentive awards approved by the board of directors of the Company or any committee thereof or the issuance of Common Stock upon exercise thereof.

(q) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, an “automatic shelf registration statement” (as defined in Rule 405 under the 1933 Act) relating to the Shares, in a form reasonably satisfactory to the Agent. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Agent, and will use commercially reasonable efforts to cause such registration statement to be declared effective within 60 days after the Renewal Deadline. The Company will use commercially reasonable efforts to take all other action necessary or appropriate to permit the issuance and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

Section 4. Free Writing Prospectus.

(a) (i) The Company represents and agrees that without the prior consent of the Agent (which consent may not be unreasonably withheld, delayed or conditioned), it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act; and

(ii) the Agent represents and agrees that, without the prior consent of the Company (which consent may be given or withheld by the Company in its sole discretion), it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission.

(b) The Company has complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any Issuer Free Writing Prospectus (including any free writing prospectus identified in Section 4(a) hereof), including timely filing with the Commission or retention where required and legending.

Section 5. Payment of Expenses. The Company covenants and agrees with the Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, Prospectus Supplement, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Agent; (ii) the cost of printing or producing this Agreement or any Terms Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all fees and expenses in connection with listing the Shares on the Nasdaq Global Market; (iv) the cost of preparing the Shares; (v) the costs and charges of any transfer agent or registrar or any dividend distribution agent; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. The Company further covenants and agrees with the Agent that the Company will pay or cause to be paid the Pro Rata (as defined below) portion of the following (collectively, the “Legal Expenses”): (i) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 3(b) hereof, including the reasonable fees and disbursements of counsel for the Agent in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (ii) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Agent in connection with, any required review by FINRA of the terms of the sale of the Shares; and (iii) the reasonable fees and expenses of counsel to the Agent in connection with this Agreement and the offering contemplated hereby; provided that in no event shall the amount of Legal Expenses reimbursable exceed $60,000 in the aggregate. The “Pro Rata” amount shall be equal to the product obtained by multiplying (x) the amount of such Legal Expenses, by (y) 1 minus the quotient of the aggregate offering price of Shares previously sold, divided by the Maximum Offering Size. The Pro Rata portion of the Legal Expenses shall be paid by the Company reasonably promptly following the one (1) year anniversary of the date of this Agreement, or in the event of any termination of this Agreement prior to such time, reasonably promptly following such termination. In addition, in connection with any termination of this Agreement following the one (1) year anniversary of this Agreement, to the extent the Pro Rata portion of Legal Expenses that would be reimbursable by the Company as of the date of such termination is less than the previously reimbursed amount, the Agent shall reasonably promptly reimburse the Company for any such difference. It is understood, however, that, except as provided in this Section, and Section 7 hereof, the Agent will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.

Section 6. Conditions of Agent’s Obligation. The obligations of the Agent hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof are true and correct as of the time of the execution of this Agreement, the date of any executed Terms Agreement and as of each Registration Statement Amendment Date, Company Periodic Report Date, Applicable Time and Settlement Date, to the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act on or prior to the date hereof and in accordance with Section 3(a) hereof, any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Agent.

(b) The Company shall have complied with its obligations in Section 3(k) hereof.

(c) The Company shall have complied with its obligations in Section 3(l) hereof.

(d) (i) On each date on which the Company delivers instructions to sell shares pursuant to Section 2(b) hereof, on the date of each Terms Agreement and on such other dates as reasonably requested by Agent, the Company will furnish or cause to be furnished promptly to the Agent a certificate of an officer in a form reasonably satisfactory to the Agent stating (A) whether the Common Stock is an “actively traded security” exempted from the requirements of Rule 101 of Regulation M under the 9134 Act by subsection (c)(1) of such rule and (B) the minimum price for the sale of such Shares pursuant to this Agreement and the maximum number of Shares that may be issued and sold pursuant to this Agreement or, alternatively, maximum gross proceeds from such sales, as authorized from time to time by the Company’s board of directors or a duly authorized committee thereof or, in connection with any amendment, revision or modification of such minimum price or maximum Share number or amount, a new certificate with respect thereto and (ii) on each date that the Company is obligated to deliver a certificate to the Agent pursuant to Section 3(j), the Agent shall have received a certificate of executive officers of the Company, one of whom shall be the Chief Financial Officer, Chief Accounting Officer, Treasurer, or Executive Vice President in the area of capital markets and investments, dated as of the date thereof, to the effect that (A) there has been no Material Adverse Change since the date as of which information is given in the General Disclosure Package and the Prospectus as then amended or supplemented, (B) the representations and warranties in Section 1 hereof are true and correct as of such date and (C) the Company has complied with all of the agreements entered into in connection with the transaction contemplated herein and satisfied all conditions on its part to be performed or satisfied on or before the date of the certificate.

(e) Since the date of the latest audited financial statements then included or incorporated by reference in the General Disclosure Package and the Prospectus, no Material Adverse Change shall have occurred.

(f) The Company shall have complied with the provisions of Section 3(c) hereof with respect to the timely furnishing of prospectuses.

(g) On such dates as reasonably requested by the Agent, the Company shall have conducted due diligence sessions, in form and substance satisfactory to the Agent.

(h) All filings with the Commission required by Rule 424 under the 1933 Act to have been filed by each Applicable Time or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(i) The Shares shall have received approval for listing on the Nasdaq Global Market prior to the first Settlement Date.

(j) Prior to any Settlement Date, the Company shall have furnished to the Agent such further information, documents or certificates as the Agent may reasonably request.

Section 7. Indemnification.

(a) The Company will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the 1933 Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based on the Company’s failure to deliver Shares on any Settlement Date as required pursuant to Section 2(f), and will reimburse the Agent for any legal or other expenses reasonably incurred by the Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in strict conformity with written information furnished to the Company by the Agent expressly for use therein.

(b) The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in strict conformity with written information furnished to the Company by the Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof;

but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection except and then only to the extent such indemnifying party is materially prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 7 is unavailable to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the offering of the Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Agent shall not be required to contribute any amount in excess of the amount by which the total compensation received by the Agent with respect to sales of the Shares sold by it to the public exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to the directors, officers, employees, attorneys and agents of the Agent and to each person, if any, who controls the Agent within the meaning of the 1933 Act and each broker dealer affiliate of the Agent; and the obligations of the Agent under this Section 7 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director, officer, employee, attorney and agent of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.

Section 8. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any controlling person of the Agent, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

Section 9. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (i) the Agent is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of such offering) and (ii) the Agent has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iii) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

Section 10. Termination.

(a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party, except that (i) with respect to any pending sale through the Agent for the Company, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b) The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party, except that (i) with respect to any pending sale through the Agent for the Company, the obligations of the Agent shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) Unless earlier terminated pursuant to this Section 10, this Agreement shall automatically terminate upon the issuance and sale of all of the Shares through the Agent on the terms and subject to the conditions set forth herein; provided that any such termination pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect.

(d) This Agreement shall remain in full force and effect until and unless terminated pursuant to Section 10(a), (b) or (c) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (d) shall in all cases be deemed to provide that Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect.

(e) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2(g) hereof.

(f) In the case of any purchase by the Agent pursuant to a Terms Agreement, the Agent may terminate this Agreement, at any time at or prior to the Settlement Date (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the General Disclosure Package or the Prospectus, any Material Adverse Change, or (ii) if there has occurred any Material Adverse Change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Market, or if trading generally on the American Stock Exchange or the NYSE or Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

Section 11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to Stifel Nicolaus shall be delivered or sent by mail, telex or facsimile transmission to:

Stifel, Nicolaus & Company, Incorporated

One South Street, 15th Floor

Baltimore, Maryland 21202

Fax No. (443) 224-1273

Attention: Syndicate Department

and if to the Company to:

Vical Incorporated

10390 Pacific Center Court

San Diego, CA 92121

Facsimile: (858) 646-1100

Attention: President and Chief Executive Officer

Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

Section 12. Parties. This Agreement shall be binding upon, and inure solely to the benefit of, the Agent and the Company and, to the extent provided in Sections 7 and 8 hereof, the officers, directors, employees, attorneys and agents of the Company and the Agent and each person who controls the Company or the Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of Shares through the Agent shall be deemed a successor or assign by reason merely of such purchase.

Section 13. Time of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

Section 14. Waiver of Jury Trial. The Company and the Agent hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

Section 16. Counterparts. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. This Agreement and any Terms Agreement may be delivered by any party by facsimile or other electronic transmission.

Section 17. Severability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.

Very truly yours,

VICAL INCORPORATED

By:	/s/ Jill Broadfoot
Name:	Jill Broadfoot
Title:	Chief Financial Officer

Accepted as of the date hereof:

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:	/s/ Daniel J. Covatta
Name:	Daniel J. Covatta
Title:	Managing Director

Annex 1

VICAL INCORPORATED

Common Stock

($0.01 par value per share)

TERMS AGREEMENT

STIFEL, NICOLAUS & COMPANY, INCORPORATED

One South Street, 15th Floor

Baltimore, MD 21202

Attn: Syndicate Department

Ladies and Gentlemen:

Vical Incorporated, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the At-the-Market Equity Offering Sales Agreement, dated November 7, 2012 (the “Sales Agreement”), between the Company and Stifel, Nicolaus & Company, Incorporated (the “Agent”), to issue and sell to the Agent the securities specified and on the terms set forth in Schedule I hereto (the “Purchased Securities”).

Each of the provisions of the Sales Agreement not specifically related to the solicitation by the Agent, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement and the Applicable Time, except that each representation and warranty in Section 1 of the Sales Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Sales Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement and the Settlement Date in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

Subject to the terms and conditions set forth herein and in the Sales Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in Schedule I hereto.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.

Very truly yours,

VICAL INCORPORATED

By:
Name:
Title:

Accepted as of the date hereof:

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:
Name:
Title:

SCHEDULE I